EXHIBIT 99.25

Opus Capital Markets Consultants, LLC (“Opus”) Due Diligence Executive Narrative

Verus 2021-R1

Opus Capital Markets Consultants, LLC

300 Tri-State International – Suite 320 | Lincolnshire, IL 60069 | www.opuscmc.com | 224.632.1300

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Executive Narrative

December 29, 2020

Performed by

Opus Capital Markets Consultants, LLC

For

Invictus Residential Pooler, L.P.

This report summarizes the results of a due diligence review performed on a pool of 1 loan purchased by Invictus Residential Pooler, L.P. (“Client” or “Customer”) from a client of Opus Capital Markets Consultants, LLC (“Consultant”). Consultant performed a detailed compliance and credit review on all loans and the diligence results were provided to the Customer under the terms of a reliance letter.

Consultant was established in 2005. Consultant was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

1.   Credit Qualification

A re-underwriting review was conducted in order to verify that the requisite underwriting guidelines as specified by Client were met. Confirmation of the loan terms was performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review consisted of the following:

1.1 Guidelines

Determined whether each mortgage loan met the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant considered Regulation Z including Appendix Q, if applicable. If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant considered Fannie Mae’s Single-Family guidelines.

1.2 Employment

Reviewed the file documentation for minimum required level of employment, income and asset verifications pursuant to Client provided underwriting guidelines.

1.3 Income

Recalculated borrower(s) monthly gross income and verified calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines.

1.4 Assets

Confirmed the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.

1.5 Debt Ratio

Recalculated the debt to income ratio and verified the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and regulatory requirements.

1.6 Property Valuation

Analyzed all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Reviewed the appraisal to determine the appraisal(s) met the requirements of Client provided underwriting guidelines.

1.7 Loan-to-Value Ratio

Recalculated and verified the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and met Client provided underwriting guideline and regulatory requirements.

1.8 Credit History

Reviewed the credit report and verified that the borrower(s) demonstrated adequate credit depth to comply with the Client provided underwriting guideline requirements.

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1.9 Credit Scores

Verified that borrower(s) met minimum credit score requirements of the Client provided underwriting guidelines.

1.10 Compensating Factors

Verified exceptions to the Client provided underwriting guidelines were documented and reasonable.

2.   Document Review

A review of each loan file was performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review consisted of the following:

2.1 Collateral Docs

2.1.1 Title Commitment / Policy

Verified the presence of the title commitment or final title policy. Confirmed vested parties and the description of the property, liens and tax assessments.

2.1.2 Mortgage Note / Security Instrument

Verified the presence of the mortgage note or security instrument. Confirmed that the document was executed by all borrowers and that all riders, addendums and endorsement were present and duly executed.

2.1.3 Mortgage / Deed of Trust

Verified the presence of a copy Mortgage or Deed of Trust. Confirmed that the documents have been executed by all required parties and that all riders, addendums and exhibits are present and duly executed. If the loan closed within 12 months of the review, Consultant confirmed the presence of a letter from the title company specifying the date the Mortgage / Deed Trust was sent for recording.  If the closing did not occur within 12 months of the review and a copy of the recorded Mortgage /Deed of Trust was not contained in the loan file, the Client submitted a report from an independent document custodian verifying the presence of a recoded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.

2.1.4 Conveyance Deed

Verified as applicable that a proper conveyance deed is present in the loan file. Confirmed the proper transfer of ownership interest of the subject parties was detailed on the deed.

2.2 Closing Docs

2.2.1 Final HUD-1 Settlement Statement

If required, verified the presence of a final HUD-1. Verified the completeness of required data and signatures or certification depending upon state compliance requirements.

2.2.2 Final Truth-in-Lending Disclosure

If required, verified the presence of a final Truth-in-Lending Disclosure. Verified the completeness of required data and that all required signatures were present.

2.2.3 Notice of Right to Cancel

If required based on the specifics of the loan transaction, confirmed the presence and required execution of the Notice of Right to Cancel.

2.2.4 If required verified the presence of the current Loan Estimate (LE) at the time of origination

2.2.5 If required verified the presence of the current Closing Disclosure (CD) at the time of origination.

2.3 Credit Docs

2.3.1 Loan Application

Verified the presence and completeness of both the initial and final loan applications.

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2.3.2 Underwriting Worksheet

Verified the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s Loan Analysis.

2.3.3 Credit Report

Verified the presence of a credit report for each borrower. Confirmed that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.

2.3.4 Housing Payment History

In the absence of housing payment histories on the borrower(s) credit report(s), verified that the file contains a verification of rent or a verification of mortgage form.

2.3.5 Letters of Explanation

When Letters of Explanation were required by the Client provided underwriting guidelines, verified the presence of any such letters existed in the loan file.

2.3.6 Gift Letters

When Gift Letters were required by the Client provided underwriting guidelines, verified the presence of any such letters existed in the loan file.

2.3.7 Income Documentation

Verified the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.

2.3.8 Asset Documentation

Verified the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.

2.3.9 Property Valuation Tools

Verified that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.

2.3.10 Proof of Insurance

Verified the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirmed that adequate coverage was present to meet the requirements of the Client provided underwriting guidelines.

2.3.11 Sales Contract

Verified the final sales contract is in the file.

3.   Regulatory Compliance

Each mortgage loan file was subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans met the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending.

3.1 Federal Truth in Lending Act/Regulation Z:

Reviewed the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This included a re-calculation of disclosed finance charge

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[§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23):  Review included a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verified the disbursement date and determined if a full 3 day rescission period was adequately provided to the borrower(s).

3.2 Business Days as Defined by Regulation Z:

General business day was defined as the days on which a creditor’s offices were open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day was defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

3.3 MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

3.3.1	Initial Delivery: Creditor must have delivered the Initial Disclosures within 3 “general” business days of application

3.3.2	No Pre-disclosure Fees: Creditor may not have charged fees, other than credit report fee, prior to borrower receiving the Initial Disclosures

3.3.3	7 Day Waiting Period: Creditor must have delivered the Initial Disclosures more than 7 “specific” business days prior to closing

3.3.4	3 Day Waiting Period: Creditor must have issued revised disclosures if APR in initial disclosures becomes inaccurate. Closing may not have occured until the 3rd “specific” business day after the consumer received the corrected disclosures.

3.3.5	APR on Final TIL: APR on Final TIL must have been within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

3.4 Home Ownership Equity Protection Act (HOEPA) testing, to include:

3.4.1	APR test [HOEPA (§1026.32(a)(1))] and [HPML(§1026.35(a)(1))]

3.4.2	Points and Fees test [HOEPA (§1026.32(a)(2))]

3.4.3	Reviewed HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)

3.4.4	Reviewed and confirmed documentation type (i.e. full, stated, no ratio)

3.4.5	Reviewed for evidence of prepayment penalty

3.4.6	Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage was expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements have been updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there was a homeownership counseling requirement to be verified for all covered loans.

3.5 RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan was reviewed to ensure compliance with the January 1, 2010, or most current amendments

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to Regulation X.  The RESPA/Regulation X review consisted of the following:

3.5.1	Good Faith Estimate (GFE):

3.5.2	Consultant confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

3.5.3	Confirmed the presence of the current GFE form in effect at the time of origination.

3.5.4	Verified the GFE was provided to the borrower(s) within three days of “Application”.

3.5.5	Application was defined by Regulation X and generally was considered complete when the following seven conditions were met:

3.5.5.1	Borrower(s) First and Last Name

3.5.5.2	Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)

3.5.5.3	Subject Property Address (including “To Be Determined”)

3.5.5.4	Mortgage Loan Amount Sought

3.5.5.5	Estimation of Property Value

3.5.5.6	Monthly Income

3.5.5.7	Any other requirement as defined in the lender’s policies and procedures

3.5.6	Consultant verified that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.

3.5.7	Fees were reviewed to ensure they were reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.

3.5.8	Analysis to determine whether a Changed Circumstance form was required to accompany each revised Good Faith Estimate (GFE)

3.5.9	Change of Circumstance Definition:

3.5.9.1	Acts of God, war, disaster or other emergency;

3.5.9.2	Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;

3.5.9.3	New information particular to the borrower or transaction that was not relied on in providing the GFE; or

3.5.9.4	Other circumstances that were particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems

3.5.9.5	In the event any of the above occurs, the loan originator was required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and documented the reason the revised GFE was provided.

3.5.9.6	Rate Locks: If the rate was not locked by the borrower or a locked rate expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE was provided showing the revised rate-dependent charges and terms. All other charges and terms remained the same as on the original GFE, except as otherwise provided above for “changed circumstances.”

3.5.10	Final HUD-1: Consultant confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

3.5.10.1	Confirmed the presence of the current applicable Final HUD-1 form

3.5.10.2	Confirmed the Final HUD-1 accurately listed all broker and YSP fees.

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3.5.11	Good Faith Estimate (GFE ) and Final HUD-1 Analysis: Confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

3.5.11.1	Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:

3.5.11.1.1	Origination Charge

3.5.11.1.2	Credit or Charge for Interest Rate Chosen

3.5.11.1.3	Adjusted Origination Charge

3.5.11.1.4	Transfer Taxes

3.5.11.2	Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:

3.5.11.2.1	Lender-required settlement services (lender selects third-party provider);

3.5.11.2.2	Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower used a settlement service provider identified by the loan originator; and

3.5.11.2.3	Government recording charges

3.5.12	Analysis to confirm all fees were accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1

3.5.13	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to

3.5.14	Analysis to confirm loan terms were accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1

3.5.15	Analysis to confirm page 3 of the HUD-1 accurately reflected fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

3.6 QM / ATR (Qualified Mortgage / Ability to Repay) Dodd Frank Review (Loans with Application Date on or after 01/10/2014)

3.6.1	Ability-to-Repay:

3.6.1.1	Consultant incorporated checkpoints for the ATR’s eight verification steps for any origination QC work. Consultant had the option to run ATR checks on any transactions subject to QM that falls outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that was tested for QM will also have the ability to be screened for ATR if the QM testing failed or the loan was exempt from QM.

3.6.1.2	Consultant was required to verify all information within the scope of the eight verification steps before an ATR loan can pass. These eight tests included verifications of any amounts used in the loan consideration and a page(s) reference to the third party records/documentation/images:

3.6.1.2.1	Income and assets

3.6.1.2.2	Current employment status

3.6.1.2.3	Monthly qualifying mortgage payment for the proposed loan

3.6.1.2.4	Monthly qualifying mortgage payment for the simultaneous loan on the same property payments for taxes, insurance and HOA, etc.

3.6.1.2.5	Debts, alimony and child support

3.6.1.2.6	Qualifying monthly DTI and residual income

3.6.1.2.7	Credit history

3.6.1.3	If all of the verifications were made and each of the eight topic areas was confirmed to agree with the representations made by the lender, and there were no credit exceptions to the lender’s guidelines, the loan passed the ATR test. If any of the conditions failed or the loan lacked the

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documentation to support the stated values in any of the areas, affected items were not considered verified and the loan was subject to failing the ATR test.

3.6.1.4	ATR results were reported as ATR-Pass, ATR-Fail and ATR-Exempt. This was in addition to the existing credit and compliance related reporting by Consultant.

3.6.2	Qualified Mortgage

Consultant built edits and system processes to evaluate whether a loan met the requirements of the Qualified Mortgage regulations. There were 4 different Qualified Mortgage subtypes; Qualified Mortgage (QM), Temporary QM (TQM), Small Creditor QM (SCQM) and Small Creditor Balloon QM (BQM). While regulations carved out special guidance on small creditor originations, Consultant was not reviewing any additional documentation required to certify a small creditor and tested all files against either QM or TQM. All QM loan types must have met the following conditions:

3.6.2.1	No Negative Amortization and no interest only payments

3.6.2.2	No loan terms to exceed 30 years

3.6.2.3	Threshold test for Points and Fees of less than or equal to 3.00% of the total loan amount (there are five levels of testing including four for loan amounts under $100,000)

3.6.2.4	Only documented verifications was used to qualify the application (all loans are full documentation)

The differentiation in testing for QM and TQM is in following a debt-to-income threshold of 43.00% for QM versus meeting the underwriting guidelines from the designated agency (GSE, HUD, FHA, USDA, etc.) for TQM. For the creditor, originating a loan under TQM parameters provides for greater flexibility in qualifying an applicant whose debt-to-income may exceeded 43% and still passed the guidelines of the agency.

3.6.3	QM DTI Testing

The new debt-to-income threshold of 43.00% applied to any QM loan. The calculation included new requirements for calculating the QM Loan Payment and Simultaneous Loan Payment with different rules for fixed rate fixed term and variable rate loans. Those two calculated values were included in the new QM debt-to-income test. In addition, only verified amounts were included in the QM debt-to-income test - verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value was the verified debts divided by the verified income represented as a ratio, with amounts less than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also resulted in returning an overall QM status of Fail.

3.6.4	TQM Guideline Testing

For GSE/HUD/FHA directed loans, the testing standard was to fail any application that does not meet the appropriate credit guidelines. The guidelines were not set by regulation and may have included a higher debt-to-income threshold. The guidelines included:

3.6.4.1	LTV / CLTV

3.6.4.2	DTI – using the same calculation guidelines as QM

3.6.4.3	Credit Score

3.6.4.4	Reserves

3.6.4.5	Maximum Loan Amount

3.6.4.6	Maximum Cash Out

3.6.4.7	Disposable Income

Threshold failures were either greater than the guideline or less than the guidelines as appropriate.

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Note: A failure identified within the guidelines may have resulted in a Fail condition for qualifying the loan as a TQM, even when the debt-to-income calculation would not have exceeded the 43.00% DTI level, such as a low credit score or a high loan-to-value ratio. Consultant noted any TQM failure. Customized reporting was available to support Customer requirements for specific loan conditions.

3.6.5	Points and Fees Testing

3.6.5.1	All loans seeking QM/TQM status needed to pass the points and fees testing guidelines. QM Points and Fees testing was done under the same approach as points and fees testing under HOEPA regulations, including the six components below subject to specific guidance for inclusion or exclusion:

3.6.5.1.1	Finance charge - Third-party services included, if Consultant was unable to determine “bona fide” status from normal file documentation. Exceptions may have required additional documentation to be provided. The same treatment applied to “bona fide discount points” if documentation was not present in file.

3.6.5.1.2	Loan originator compensation – Compensation/YSP known at the time of the consummation was included but Consultant did not review lender or broker compensation programs as part of its QM testing.

3.6.5.1.3	Real estate-related fees

3.6.5.1.4	Premiums for credit insurance, credit property insurance, and other insurances where the creditor was the beneficiary, debt cancellation or suspension coverage payments

3.6.5.1.5	Maximum prepayment penalty

3.6.5.1.6	Prepayment penalty paid in a refinance.

3.6.5.2	In addition, the calculation was built based on the note amount with different thresholds above the 3.00% level for amounts less than $100,000 adjusted annually:

3.6.5.2.1	3 percent of the total loan amount for a loan greater than or equal to $100,000

3.6.5.2.2	$3,000 for a loan greater than or equal to $60,000 but less than $100,000

3.6.5.2.3	5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000

3.6.5.2.4	$1,000 for a loan greater than or equal to $12,500 but less than $20,000

3.6.5.2.5	8 percent of the total loan amount for a loan less than $12,500

3.6.6	QM/ATR Reporting

For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test resulted in the following available compliance conditions requested by the rating agencies:

3.6.6.1	QM – NonHPML	[QM or TQM – Pass / HPML – No]

3.6.6.2	QM – HPML	[QM or TQM – Pass / HPML – Yes]

3.6.6.3	NonQM – Compliant	[QM or TQM – Fail, Exempt / ATR – Compliant]

3.6.6.4	NonQM – Noncompliant	[QM or TQM – Fail, Exempt / ATR – Noncompliant]

3.6.6.5	Not Covered – Exempt	[QM or TQM – Exempt / ATR – Exempt]

As with ATR testing, these QM results were in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting was available based on mutual agreement on individual Customer needs.

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3.6.7	HPML Testing – QM APR

Current testing for HPML was performed using one of two formulas, normal QM and FHA TQM. For QM, a loan was considered a Higher Priced Mortgage Loan if the APR exceeded the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula was modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

.

3.6.8	Escrow Requirement

Loans that fall under the guidelines of a Higher Priced Mortgage Loan (HPML) required escrow accounts to be in place for the first five years of the transaction. A loan was considered a Higher Priced Mortgage Loan based on the guidelines shown above (HPML Testing – APR)

3.6.9	HPML Appraisal Rule

An HPML designation also requires additional appraisal requirements. A loan will be considered a Higher Priced Mortgage Loan under the HPML Appraisal Rule if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on Conforming First Liens, 2.50% for Jumbo First Liens and 3.50% or more percentage points on Second Liens. Requirements include:

3.6.9.1	Three day disclosure from application of the right to a free copy

3.6.9.2	Written appraisal from certified or licensed appraiser

3.6.9.3	Interior inspection

3.6.9.4	Delivery of copies no later than 3 days prior to consummation

3.6.9.5	If the property fell under the ‘flipping’ definition, a second appraisal was required and must document:

3.6.9.6	The difference in the original sales price and the subsequent sales price

3.6.9.7	Changes in market conditions

3.6.9.8	Property improvements

There was additional responsibility for providing copies of ALL documentation used in the valuation of the property, not just the final appraisal, and requirements for full appraisals, versus other forms of valuations. System enhancements were also made to require verification of documentation and acknowledgement by the reviewer of evidence supporting the new requirements.

3.7 TILA RESPA Integrated Disclosure Statement Of Work

3.7.1.ELIGIBILITY

3.7.1.1.	The following criteria was used in determining whether TRID applies:

3.7.1.1.1. The Application Date was October 3, 2015, or later (the earlier of the date the broker or lender received the borrower’s application).

3.7.1.1.2. The Loan Purpose and Property Type included a closed-end mortgage secured by real estate:

3.7.1.1.2.1.	Purchase

3.7.1.1.2.2.	Refinance (Cash Out or Rate Term)

3.7.1.1.2.3.	Construction and Construction to Permanent Financing

3.7.1.1.2.4.	SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on Client instructions)

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3.7.1.1.3.	The Loan Purpose and Property Type did not include:

3.7.1.1.3.1.	HELOCs

3.7.1.1.3.2.	Reverse mortgages

3.7.1.1.3.3.	Dwellings that were not attached to real property

3.7.1.1.4.       Mobile homes, where the consumer did not own the land

For purposes of determination of Occupancy, TRID applied to loans for owner occupied, second home and vacant land.

3.7.1.1.5.O       pus CMC applied the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.

3.7.1.1.5.1.P       lease be aware that TILA contained a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. Opus CMC did not test such loans for TRID compliance.

3.7.2.TRID	COMPLIANCE REVIEW– LOAN ESTIMATE (″LE″)

3.7.2.1.	INITIAL LE

3.7.2.1.1.       Verification of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application Date. The Initial LE used the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date was the date the creditor hand delivered the disclosures or places the disclosures in the mail, 1026.19(e)(1).

3.7.2.2.	REVISED LEs

3.7.2.2.1.I       f there was a revision to the LE, validate that the Revised LE was provided within three (3) days of COC, BRC or interest rate lock. Review as necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:

3.7.2.2.1.1.	Changed Circumstance affecting settlement charges

3.7.2.2.1.2.	Change Circumstance affecting eligibility

3.7.2.2.1.3.	Revisions requested by the consumer

3.7.2.2.1.4.	Interest rate dependent charges

3.7.2.2.1.5.	Expiration of the LE and

3.7.2.2.1.6.	Delayed settlement date on a construction loan

3.7.2.2.1.7.	Timing Requirement for LE 7 days prior to consummation

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3.7.3.DETERMINATION	OF FINAL BINDING LE

3.7.3.1.       Reviewed and analyzed each LE in file to determine final Binding LE. If there was a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings were cited. If a Revised LE was issued without a valid reason, the previous valid LE was considered the Binding LE for the purposes of comparison with the Closing Disclosure. [Also see Variance Tests and Closing Disclosure for COC/BRC events disclosed after issuance of Initial CD]

3.7.3.1.1.       Verification of compliance with timing requirements that there were no loan estimates provided to the borrower after a Closing Disclosure was delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

3.7.3.1.2.       If the LE does not contain a signature line for the consumer’s confirmation of receipt, then OPUS will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.

3.7.3.1.3.       Verification that the correct form was used and all sections of the Initial LE were completed (no blanks, “NA’s” or incomplete sections) and the Initial LE was accurate as follows:

3.7.3.1.3.1.       Verification of the technical formatting of the LE was NOT included in the standard review. The formatting of the document was the responsibility of the document preparation source.

3.7.3.1.3.2.       General loan information and loan terms sections completed and formatting was accurate.

3.7.3.1.3.2.1.       Verified loan term, purpose, and product descriptions followed the prescribed format.

3.7.3.1.3.2.2.       Verified all applicants applying for credit, as disclosed on the application, were listed on the LE

3.7.3.1.4.       “Can this amount increase after closing?” and “Does the loan have these features” sections were completed and were accurate based on the terms disclosed on the LE.

3.7.3.1.5.       If rate was locked, were lock expiration date, time and time zone disclosed.

3.7.3.1.6.       Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower was permitted to shop knowing fees were locked during that timeframe.

3.7.3.1.7.       Projected Payments and Estimated Taxes, Insurance & Assessments sections were complete and accurate based on the loan terms and information known at the time of disclosure.

3.7.3.1.8.       The Closing Costs and Cash-to-Close sections were complete and accurate based on the information provided on page 2 of the LE.

3.7.3.1.9.       Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.

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3.7.3.1.10.       It was recommended that an Itemization of Fees be provided for any fees disclosed as “Aggregate”. It was quite difficult to determine if the fees were disclosed properly without this informationAny addenda found in file listing ADDITIONAL fees for sections other than Section C

3.7.3.1.11.       If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, was Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.

3.7.3.1.12.       If ARM or Step Rate, was Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.

3.7.3.1.13.       The Comparison section was complete.

3.7.3.1.14.       Rounding rules verified as per 1026.37(o)(4).

3.7.3.1.15.       Other Considerations Section was complete

3.7.4.WRITTEN	LIST OF PROVIDERS

3.7.4.1.       If the lender places fees in the Services You Can Shop For category, verified that the file contains a Written List of Providers provided to the borrower within three (3) business days of application. The WLSP must have included at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers was not provided, the fees were treated as a 10% Tolerance fee but a finding for missing service provider list was noted. If a written list of service providers was provided outside of three (3) days of the application date, the fees were treated as a 10% Tolerance fee but a finding for a service provider list being provided outside of three (3) days from application was noted.

3.7.5.VARIANCE	TESTS

3.7.5.1.       Utilized one (1) of the following Variance Categories in performing variance tests:

3.7.5.1.1.       Zero Tolerance/Variance* - A finding was cited if any charges increase from the Binding LE to the Final CD without COC or BRC. Such increases included:

3.7.5.1.1.1.       Fees paid to the lender, broker or an affiliate of either lender or broker [except fees paid to an affiliate of the lender for services NOT required by the creditor are not subject to tolerance/variance per CFR 1026.19(e)(3)(iii)(E)];

3.7.5.1.1.2.       Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and

3.7.5.1.1.3.       Transfer taxes.

3.7.5.1.1.4.       Lender Credits

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3.7.5.1.2.       10% Tolerance/Variance* – A finding was cited if the aggregate of the charges increased by more than 10% from the Binding LE to the Final CD without COC or BRC. If a fee/service was listed on the LE but not charged/reflected on the Final CD, the fee was removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5. Such increases included:

3.7.5.1.2.1.        Recording fees; and

3.7.5.1.2.2.        Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selected a provider on the creditor’s Written List of Service Providers.

3.7.5.1.2.3.        Prepaid mortgage insurance was treated as a 10% tolerance fee if it was shopped for (and not identified as an affiliate), otherwise it was treated as a zero tolerance fee.

3.7.5.1.3.        No Tolerance/Unlimited – No finding was cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE was based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:

3.7.5.1.3.1.        Prepaid interest;

3.7.5.1.3.2.        Property insurance premiums;

3.7.5.1.3.3.        Impounds/Escrows;

3.7.5.1.3.4.        Charges for services required by the creditor but the borrower was permitted to shop for and borrower selected a third party provider not on the lender’s Written Service Provider List; and

3.7.5.1.3.5.        Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).

3.7.5.1.4.        Notes of interest for “No Tolerance/Unlimited”:

3.7.5.1.4.1.        Prepaid property taxes charged by local and state governments periodically will have no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.

3.7.5.1.4.2.        As noted above, Opus CMC reviewed the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” meant the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, Opus CMC considered the disclosures made in “good faith”. Two examples where a disclosure was considered not made in “good faith” and a finding cited was:

3.7.5.1.4.2.1.        The creditor required homeowner’s insurance but failed to include a homeowner’s insurance premium, a finding will be added that the LE was not issued in good faith.

3.7.5.1.4.2.2.        The creditor knew the loan must close on the 15th of the month but estimated prepaid interest to be paid from the 30th of that month, a finding was added that the LE was not issued in good faith.

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3.7.5.1.5.        Other Variance Notes

3.7.5.1.5.1.        Additionally, if a documented valid COC or BRC occured resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test was performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change was related to the COC or BRC per Comment 19(e)(4)(ii)-1.

3.7.5.1.5.2.        For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD are tested for compliance with permitted variances against fees disclosed on Initial LE.

3.7.5.1.5.3.        For loans with an Interim LE, the following procedures were applied:

3.7.5.1.5.3.1.        Reviewed each Interim LE and fees and charges on the CD were tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increased.

3.7.5.1.5.3.2.        In cases where an Interim LE was issued with several fee increases, but only some were supported by or related to a valid COC or BRC, those fees which were not supported by or related to a valid COC, BRC or disclosed on an LE that was not provided timely (within three (3) business days of changed circumstance) was tested for variance using the amounts disclosed in the Initial LE previously valid LE.

3.7.6.TRID	COMPLIANCE REVIEW – CLOSING DISCLOSURE (″CD″)

3.7.6.1.       Opus CMC conducted a general CD review and verified the following:

3.7.6.2.       Recommendation: Closing Disclosure provided at closing were marked “Final.” Although this was not a requirement, marking the Closing Disclosure as Final ensured a timely review.

3.7.6.3.      That the correct form was used and all sections of the CD were completed (no blanks or incomplete sections).

3.7.6.4.       Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non-borrowing spouse. Acknowledgement was based on lender guidelines

3.7.6.5.        If the CD did not contain a signature line for the consumer’s signature, OPUS looked for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, Opus CMC highly recommended that the client require the CD to be signed and dated by the consumer as it will ensure a timely review.

3.7.6.6.       If a subsequent CD was issued having changes to (a) the loan product which affected disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeded the previously disclosed APR by more than the permitted tolerances for accuracy, OPUS tested that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre-close CD had been received by borrower by consummation.

3.7.6.7.        On the final CD the following checks and limitations applied:

3.7.6.7.1.        Verification of the technical formatting of the CD was out of scope in the standard review. The formatting of the document was the responsibility of the document preparation source.

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3.7.6.7.2.       Closing, Transaction and Loan Information sections were completed with accurate information.

3.7.6.7.3.       Loan terms sections were completed.

3.7.6.7.3.1.      Opus CMC verified loan term, purpose, and product descriptions follow the prescribed format.

3.7.6.7.3.2.       Opus CMC verified all applicants applying for credit, as disclosed on the application, were listed on the LE

3.7.6.7.4.       “Can this mount increase after closing?” and “Does the loan have these features” sections were completed accurately.

3.7.6.7.5.       Projected Payments and Estimated Taxes, Insurance & Assessments sections were completed accurately.

3.7.6.7.6.       Fees were disclosed properly (alphabetically, correct buckets and all title fees start with ″Title – ″) in Closing Cost Details section.

3.7.6.7.7.       Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For).

3.7.6.7.8.       Calculating Cash to Close table completed accurately.

3.7.6.7.9.       Summaries of Transaction section completed accurately

3.7.6.7.10.       Loan Disclosures section complete:

3.7.6.7.10.1.       CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).

3.7.6.7.10.2.       Late Payment completed properly (terms disclosed and accurate per note).

3.7.6.7.10.3.       Escrow Amount section completed properly (only one box selected and amounts disclosed).

3.7.6.7.10.3.1.       Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in a 1 year period after consummation (1026.38)I)(7)(i)(A)(1).

3.7.6.7.11.       Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client. (1026.38)(I)(7)(i)(B)(1)

3.7.6.7.12.       If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, was Adjustable Payment (″AP″) Table disclosed accurately.

3.7.6.7.13.       If ARM or Step, was Adjustable Interest Rate (″AIR″) Table disclosed accurately.

3.7.6.7.14.       Loan Calculations sdection completed and accurate.

3.7.6.7.14.1.       Total of Payments was accurate per 1026.38(o)(1).

3.7.6.7.14.1.1.       Included fees in section A, B, and C that were paid by the borrower as well as the seller or other if those fees were customarily paid by the borrower.

3.7.6.7.14.2.       Captured amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.

3.7.6.7.14.3.       Total Interest Percentage (TIP) accurate with proper rounding.

3.7.6.7.15.       Other Disclosures section completed with at least one choice selected as applicable.

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3.7.6.7.15.1.	Reviewed for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgment whether or not the selection was correct for the property state. Only issue a condition if either no selection is made or if both selections were made.

3.7.6.7.16.	Contact Information section was complete with information from the each party of the transaction provided as applicable.

3.7.6.7.17.	Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR percentages should be truncated so that a zero is not disclosed in the last decimal place (7.250 should be rounded to 7.25).

3.7.7.TRID	METHOD OF RECEIPT OF LE AND CD

3.7.7.1.	Determinee the method of receipt of the revised LE and CD and performed a compliance test with timing requirements. For purposes of the review and verification, the date the borrower was deemed to have received the disclosure(s) was based on any of the following methods:

3.7.7.1.1.	In Person: borrower signature date was used.

3.7.7.1.2.	Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date was used.

3.7.7.1.3.	Electronic* - With Receipt Confirmation in File, date of receipt confirmation was used.

3.7.7.1.4.	Electronic*-Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.

3.7.7.1.5.	Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of mailing date was used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements.

3.7.7.1.6.	Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File: date of receipt confirmation was used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method): follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt will be considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.

3.7.7.2.	*NOTE: If disclosures were sent electronically, a finding was cited if there was no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

3.7.8.OTHER	RECOMMENDED TRID COMPLIANCE TESTS

3.7.8.1.	Apply the following additional compliance tests which were included in the recommended review scope resulting from the 2015 CFPB Amendments:

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3.7.8.2.	Use of TRID forms prior to TRID effective date: a finding will be cited if the new TRID forms are utilized on a loan with an application received prior to the October 3, 2015 effective date.

3.7.8.3.	Use of TRID forms on loans not covered by TRID: a finding will be cited if the new TRID forms are utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that are not also secured by the underlying real property or loans on houseboats).

3.7.8.4.	Your Home Loan Toolkit: a finding was cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail was not in the file or was not provided to the borrower within three (3) business days of application.

3.7.8.5.	Consummation Date: Consummation varies by applicable state law and the term was not often clearly defined. Accordingly generally used the notary date. If there were multiple borrowers and they do not all sign the documents on the same day, then used the latest signature date.

3.7.8.6.	Post-Consummation Disclosures: TRID review scope did not include testing for compliance with the following post-consummation disclosures under TRID:

3.7.8.6.1.	Escrow Closing Notice; and

3.7.8.6.2.	Mortgage servicing transfer and partial payment notices.

3.7.9.SUBSEQUENT	CHANGES AFTER CONSUMMATION

3.7.9.1.	The following prescribed cures as set forth in section 1026.19 (f)(2)(iii) through (v) were acceptable for changes and corrections to the Final CD after consummation.

3.7.9.1.1.	1026.19(f)(2)(iii) – Changes due to events occurring after consummation.

3.7.9.1.1.1.	If within 30 days of consummation, an event in connection with the settlement of the transaction occured that caused the final CD to become inaccurate and such inaccuracy resulted in a change to an amount actually paid by the borrower(s) from the amount disclosed, test for evidence that a new, corrected CD was delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.

3.7.9.1.2.	1026.19(f)(2)(iv) – Changes due to clerical errors.

3.7.9.1.2.1.	Non-numeric clerical errors, for the purpose of this scope document were any error not related to a disclosed dollar amount or percentage. Tested for evidence a new, corrected CD was delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but were not limited to:

3.7.9.1.2.1.1.	Corrections to the closing information section.

3.7.9.1.2.1.2.	Corrections to the transaction information section.

3.7.9.1.2.1.3.	Corrections to loan id # or MIC #.

3.7.9.1.2.1.4.	Corrections to non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.

3.7.9.1.2.1.5.	Corrections to the fee labels and/or order of fees.

3.7.9.1.2.1.6.	Corrections to the location of the fee(s).

3.7.9.1.2.1.7.	Corrections to missing cure language.

3.7.9.1.2.1.8.	Corrections to the “Did This Change” section of Calculating Cash to Close.

3.7.9.1.2.1.9.	Corrections to the Loan Disclosures section

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3.7.9.1.2.1.10.	Corrections to non-numeric items in the Escrow Account section.

3.7.9.1.2.1.11.	Corrections to the Other Disclosures section.

3.7.9.1.2.1.12.	Corrections to the Contact Information section.

3.7.9.1.3.	1026.19(f)(2)(v) – Refunds related to the good faith analysis.

3.7.9.1.3.1.	Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.

3.7.9.2.	A post-consummation CD was understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD should not be accepted as a post-consummation CD noted in the prescribed cures above.

3.7.9.3.	Errors on LE’s and Interim CD’s and numeric errors on final CD’s which do not have prescribed cures as per the regulation were not reported as having been cured. The assessment of risk and decision to accept a finding that did not have a prescribed cure was the responsibility of the purchaser of the loan.

3.9	Additional Disclosures and Requirements:

Consultant confirmed compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:

3.9.1	Servicing Transfer Disclosure (for applications prior to 10/03/2015):

3.9.1.1	Confirmed the presence of the Servicing Transfer Disclosure form in file

3.9.1.2	Verified the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”

3.9.2	Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):

3.9.2.1	Confirmed the presence of the Home Loan Tool Kit was in file for covered loans.

3.9.2.2	Confirmed the Home Loan Tool Kit was provided within three general business days of application

3.9.3	Affiliated Business Disclosure

3.9.3.1	Confirmed the presence of the Affiliated Business Disclosure in file in the event the lender had affiliated business arrangements

3.9.3.2	Confirmed the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviewed for this disclosure to be provided within three general business days, as the lender will typically knew at the time of application if borrower(s) would be referred to affiliates for provision of third party services)

3.9.3.3	Confirmed the Affiliated Business Disclosure was executed.

3.9.4	Initial Escrow Disclosure Statement

3.9.4.1	Confirmed the presence of the Initial Escrow Disclosure Statement in file

3.9.4.2	Confirmed the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

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3.10	National Flood Insurance Program (NFIP)

Each mortgage loan was reviewed to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

3.11	Homeowner’s Flood Affordability Act (HFIAA)

Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf required the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016

3.11.1	Frequency – Payable with same frequency as payments designated for the loans

3.11.2	Exceptions

3.11.2.1	Loan was an extension of credit primarily for business, commercial or agricultural purposes

3.11.2.2	Loan was in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower obtained flood insurance

3.11.2.3	Flood Insurance coverage for the residential real estate was provided by a policy that

3.11.2.3.1	Meets requirements

3.11.2.3.2	Provided by a condominium association, cooperative or other applicable group and

3.11.2.3.3	The premium for which was paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.

3.12	Regulatory Compliance Disclaimer

Please be advised that Consultant did not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that were not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant were dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

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Please be further advised that Consultant did not employ personnel who were licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agreed that the scoring models applied by Consultant were designed to identify potential risk and the Client, or other agreed upon party, assumed sole responsibility for determining the suitability of the information for its particular use.

3.13	Seasoning and Certain Compliance Exceptions

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Applicable NRSRO Criteria were as follows: 1. Morningstar Credit Ratings, U.S. RMBS General Ratings Methodology, April 2018; and 2. S&P Global Ratings, Methodology and Assumptions for Rating U.S. RMBS Issues 2009 and Later, February 22, 2018. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period was not limited for claims, other than recession, which were raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims was not accurate or reflected the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

4.	High Cost - State & Local Anti-Predatory Regulations:

In addition to federal thresholds, Consultant reviewed the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW – legal guidance documentation available for detailed discussion, if necessary:

4.1	Arkansas Home Loan Protection Act, AR. Stat. Ann. § 23-53-101 et seq.

4.2	California Anti-Predatory Lending Statute, CA. Fin. Code § 4970 et seq.

4.3	California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.

4.4	Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007)

4.5	Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.

4.6	Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).

4.7	Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.

4.8	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of 2007.

4.9	Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.

4.10	Georgia Fair Lending Act, GA. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)

4.11	Idaho Residential Mortgage Practices Act, ID. Code § 26-3101 et seq.

4.12	Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§137/5 et seq.

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4.13	Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.

4.14	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).

4.15	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.

4.16	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).

4.17	Indiana Home Loan Practices Act, IN. Code § 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.

4.18	Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3-207 and 16a-3-308a.

4.19	Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).

4.20	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).

4.21	Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).

4.22	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.

4.23	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill 4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).

4.24	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00

4.25	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.

4.26	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).

4.27	Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.

4.28	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).

4.29	Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.

4.30	Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and 492.

4.31	New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. § C:46:10B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.

4.32	New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).

4.33	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).

4.34	New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-l (2003) and 6-m (2008).

4.35	North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).

4.36	Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.

4.37	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.

4.38	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).

4.39	Oklahoma Higher –Priced Mortgage Loans Law, OK. Admin. Code §§ 160:45-9-1 et seq.

4.40	Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq.

4.41	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.

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4.42	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.

4.43	South Carolina High-Cost and Consumer Home Loans Act, SC. Code § 37-23-10 et seq.

4.44	South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.

4.45	Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.

4.46	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.

4.47	Texas Constitution, Section 50(a)(6), Article XVI

4.48	Utah Residential Mortgage Practices Amendments, UT. Code Ann. § 61- 2c-102 et seq.

4.49	Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.

4.50	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.

4.51	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.

4.52	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.

4.53	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.

4.54	Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.

4.55	West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.

4.56	Wyoming Credit Code, WY. Stat. Ann. §§ 40-14-101 et seq.

5.	Misrepresentation and Third Party Product Review

Validated that fraud reports and independent third party property valuations reports were in the file. The review will consisted of the following:

5.1	Misrepresentation Review

. The Misrepresentation included the following:

5.1.1	Signatures

Validated signature consistency across documents. To the extent imaged or hard copy files were provided, Consultant utilized reasonable efforts to validate the consistency of signatures across documents.

5.1.2	Alerts

Assessed credit report alerts for accuracy and potential issues.

5.1.3	Social Security Numbers

Compared SSN(s) across all file documents.

5.1.4	Document Integrity

Reviewed for apparent alterations to loan documents. To the extent imaged or hard copy files were provided, Consultant utilized reasonable review of alterations to the loan documents.

5.1.5	Data Consistency

Reviewed the documents contained in the loan file for consistency of data.

5.1.6	Third Party Fraud Tools

To the extent a third party fraud tool was contained in the loan file, the Consultant ensured high level or critical warnings were reviewed and addressed.

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5.2	Independent Third Party Values

Reviewed each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance and appled the appropriate rating agency grade after reviewing the required valuation products.

5.2.1	For loans seasoned less than 12 months a retroactive desk review was generally ordered. If the retroactive desk review supported the origination appraised value within a 10% variance no additional products were required. If the retroactive desk review did not support the original appraised value within a 10% variance, a secondary valuation product such as a field review or drive-by appraisal was required. If the loan was seasoned more than 12 months generally a BPO can be ordered. The seasoning and products were be adjusted to meet specific rating agency requirements.

5.2.2	Consultant also performed the following steps

5.2.2.1	Based on review of the original appraisal

5.2.2.1.1	Property was complete

5.2.2.1.2	Value was based on as-is condition

5.2.2.1.3	Property was described as average or better condition

5.2.2.1.4	No apparent appraiser independence violation statements

5.2.2.1.5	Appraisal addressed any adverse comments

5.2.2.2	Appraisal was completed on appropriate GSE Form

5.2.2.2.1	Appraisal contains required attachments

5.2.2.3	Appraiser was appropriately licensed at the time the appraisal was signed

5.2.3	If the valuation vendor did not supply the updated valuation product directly to the Consultant, the Client authorized the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.

5.2.4	Value Review Disclaimer

5.2.4.1	The individuals performing the above procedures were not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.

5.2.4.2	Opus made no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.

5.2.4.3	Opus was and is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.

5.2.4.4	Opus was and is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore Opus will not have and communications with or responsibility to any individual concerning property valuations.

5.3	Payment History and Servicing Comments

If a loan was seasoned more than 12 months, the Client provided payment histories and servicing comments for (i) 36 months, or (ii) the time period required by the rating agencies. The Consultant reviewed the provided payment histories and comments to determine the following:

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5.3.1	– Timely payment posting

5.3.2	– Request for modification

5.3.3	– Property condition issues

5.3.4	– Change in occupancy

5.3.5	– Change in ability to pay

5.3.6	– Other items impacting the enforcement of the lien

5.4	Title Reports

5.4.1	If the loan was season over 24 months Consultant will facilitate the ordering of title reports. Consultant and client agree the vendor providing the title reports was responsible for issuing a separate 15E.

5.4.2	Consultant was not responsible for the accuracy of the title reports, nor makes any representations or warranties with respect to any of the information contained in the title reports.

5.5	Updated FICO Scores

If the FICO score contained in the loan file was aged more than 6 months, an updated FICO score was required

5.6	Properties in FEMA declared disaster zones.

If a FEMA declared disaster occurred after the inspection date on the appraisal, Consultant reviewed the file to determine if an exterior inspection ensured:

5.6.1	No apparent damage to the property

5.6.2	Property appears to be occupied

6.	Data Compare

Client provided a data tape with the following data fields and Consultant compared the field to the applicable source document and reported any variance. Consultant and Client mutually agreed to change the listed fields on a review by review basis.

Appraised Value

CLTV

DTI

FICO

Interest Only

Interest Rate

Loan Term

Loan Purpose

LTV

Occupancy

Original Balance

Property Address

Property City

Property State

Property Type

Sales Price

Second Mortgage Lien Amount

Self Employed

Units

Zip Code

Loan Type

QM Status

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Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there were no obligors with multiple loans in the pool.

Pool Details

Loan Type			Product Type
Type	Count	% of Pool	Type	Count	% of Pool
Non-Conforming	1	100.00%	Fixed	0	0.00%
Conforming-GSE Eligible	0	0.00%	ARM	1	100.00%
Total	1	100.00%	Total	1	100.00%

Interest Rate			Occupancy
Type	Count	% of Pool	Type	Count	% of Pool
4.000-4.499	0	0.00%	Primary	0	0.00%
4.500-4.999	0	0.00%	Second Home	1	100.00%
5.000-5.499	0	0.00%	Investment Property	0	0.00%
5.500-5.999	1	100.00%
6.000-6.499	0	0.00%	Total	1	100.00%
6.500-6.999	0	0.00%
7.000-7.499	0	0.00%
7.500-7.999	0	0.00%
Total	1	100.00%

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			Property Type
Purpose			Type	Count	% of Pool
Type	Count	% of Pool	Single Family Detached	0	0.00%
Cash out Refi	0	0.00%	Co-op	0	0.00%
Purchase	1	100.00%	Condo, Low Rise	0	0.00%
Rate / Term Refi	0	0.00%	Condo, High Rise	0	0.00%
Total	1	100.00%	PUD	1	100.00%
			1 Family Attached	0	0.00%
			2 Family	0	0.00%
			3 Family	0	0.00%
			4 Family	0	0.00%
			Total	1	100.00%

DTI
Type	Count	% of Pool
0.00-20.00	0	0.00%	LTV
20.01-30.00	0	0.00%	Type	Count	% of Pool
30.01-40.00	1	100.00%	0-30.00	0	0.00%
40.01-43.00	0	0.00%	30.01-40.00	0	0.00%
43.01-50.00	0	0.00%	40.01-50.00	0	0.00%
50.01% +	0	0.00%	50.01-60.00	0	0.00%
Total	1	100.00%	60.01-70.00	1	100.00%
			70.01-80.00	0	0.00%
			80.01-90.00	0	0.00%
			Total	1	100.00%

QM Type
Type	Count	% of Pool
Non-QM/Compliant	1	100.00%
Not Covered/Exempt	0	0.00%
Total	1	100.00%

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Tape Discrepancies

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Loan Grading Definitions

Credit

Grade	Definition
A	Loan conforms to all applicable guidelines, no conditions noted
B	Loan falls outside of originator guidelines but has adequate compensating factors.
C	Loan falls outside of originator guidelines without compensating factors.
D	Loan file is missing material documentation and has insufficient information to perform review.

Compliance

Grade	Definition
A	Complies with all applicable enforceable federal, state and local laws
B	Exceptions represent minor compliance violations that would not impair enforceability of the mortgage or the servicer's ability to foreclose.
C	Does not comply with all enforceable federal, state and local laws and violations could impair enforceability of the mortgage or the servicer's ability to foreclose.
D	Loan file is missing material documentation and has insufficient information to perform review.

Property Valuation

Grade	Definition
A	Valuation performed consistent with industry standards; first secondary value no more than 10% below the original value.
B	Valuation performed consistent with industry standards; additional secondary value no more than 10% below the original appraisal.
C	Valuation does not meet industry standards and/or additional secondary value more than 10% below the original appraisal.
D	Loan file is missing the original value or the original valuation is incomplete.

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Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Grading Summary Report dated November 18, 2020.

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Loan Reviewed (1)

719679

If you have any questions, please contact Elisha Werner at Elisha.Werner@wipro.com

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